SPECIMEN
                                                                       EXHIBIT 4

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     NUMBER                                                               SHARES
      BSP

                                BSP ONELINK INC.

                                                                 SEE REVERSE FOR
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE         CERTAIN DEFINITIONS

                               COMMON STOCK CUSIP                    055732 10 1


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THIS CERTIFIES THAT:

IS THE OWNER OF
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                     FULLY PAID AND NON-ASSESSABLE SHARES OF
                      COMMOON STOCK OF $.001 PAR VALUE EACH
                              OF BSP ONELINK, INC.

      transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                                    COUNTERSIGNED:

                                          CONTINENTAL STOCK TRANSFER
                                          & TRUST COMPANY

                                                                 JERSEY CITY, NJ
                                                    TRANSFER AGENT AND REGISTRAR
                                                              AUTHORIZED OFFICER

    --------------------------------          --------------------------------
             Secretary                                   President

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